SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 18, 2003

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of corporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 252-2000

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None
(b)	Pro forma financial information: None
(c)	Exhibits:

These exhibits are furnished pursuant to Item 9 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

99.0	Mattel, Inc. Pro Forma Annual Financial History

99.1	Mattel, Inc. Pro Forma Quarterly Financial History

99.2	Mattel, Inc. Reconciliation of GAAP to Pro Forma

Item 9.	Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 18, 2003, Mattel posted on its corporate website www.mattel.com under the “Investors & Media – Financial Information – Financial History” section revised Pro Forma Annual Financial History (Exhibit 99.0), Pro Forma Quarterly Financial History (Exhibit 99.1) and Reconciliation of GAAP to Pro Forma (Exhibit 99.2) schedules reflecting the addition of segment information to such schedules, copies of which are furnished hereto. These exhibits are incorporated herein by reference.

In 2003, Mattel realigned its segment reporting based on the restructuring of its US Girls (other than American Girl Brands) and US Boys/Entertainment segments to consolidate them into a single segment, Mattel Brands, under a single segment manager and to move American Girl Brands into a separate segment. Mattel’s CEO, its chief operating decision maker, reviews the operating results of Domestic Mattel Brands, Domestic Fisher-Price Brands, American Girl Brands and International to make decisions and assess performance. This information is being provided in this Form 8-K and on mattel.com since prior disclosures were made using the previous segment reporting structure.

In Exhibits 99.0 and 99.1, Mattel uses the following non-GAAP financial measures to analyze its continuing operations and to monitor, assess and identify meaningful trends in its operating and financial performance:

•	Gross sales
•	Operating income before charges
•	After-tax income (loss) before charges
•	Earnings per share (“EPS”) before charges

Gross sales represents sales to customers, excluding sales adjustments such as trade discounts and other allowances. Management believes that changes in gross sales highlight significant trends in Mattel’s business. Changes in gross sales are discussed because most sales adjustments are not allocated to individual brands, making net sales less meaningful. A reconciliation of gross sales to the most directly comparable GAAP financial measure, net sales, is provided in Exhibit 99.0 (as to annual results) and Exhibit 99.1 (as to quarterly results) furnished in this Form 8-K.

Operating income before charges, after-tax income (loss) before charges, and EPS before charges include adjustments to GAAP net income and EPS to remove the impact of charges (described in the quarterly press releases) that are unusual in nature and unlikely to impact Mattel’s results of operations going forward. These charges represent incremental costs that are part of a realignment plan that will be completed in 2003. Management believes these non-GAAP financial measures assist management and investors in evaluating, and comparing from period to period, Mattel’s results from ongoing operations in a more meaningful and consistent manner while also highlighting significant trends in the results of operations. A reconciliation of operating income before charges, after-tax income (loss) before charges, and EPS before charges to the most directly comparable GAAP financial measure, income (loss) before cumulative effect of change in accounting principles, is provided in Exhibit 99.2 (as to both annual and quarterly results) furnished in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Date: July 18, 2003

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